Supplement dated September 8, 2025
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented as applicable, of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust II
Columbia Integrated Large Cap Value Fund	1/1/2025	1/1/2025
Columbia ETF Trust I
Columbia Research Enhanced Value ETF	2/28/2025	8/1/2025
At a meeting held on September 5, 2025, the Boards of Trustees of Columbia Funds Series Trust II and Columbia ETF Trust I (the Board) approved an Agreement and Plan of Reorganization pursuant to which Columbia Integrated Large Cap Value Fund (the Target Fund) will transfer all of its assets and liabilities to Columbia Research Enhanced Value ETF (the Acquiring Fund) in exchange for shares of the Acquiring Fund (the Reorganization).
The Reorganization does not require shareholder approval, and shareholders will not be asked to vote on the Reorganization. Target Fund shareholders will be sent a combined Information Statement/Prospectus (the Combined Information Statement/Prospectus) containing further information regarding the Reorganization and the Acquiring Fund. The Reorganization is expected to close in the first quarter of 2026 (the Reorganization Date). Shareholders will receive exchange traded fund (ETF) shares of the Acquiring Fund equal in value to their investment in the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional shares of the Acquiring Fund). As discussed further below, some shareholders may need to take additional action in order to buy and sell ETF shares of the Acquiring Fund (Acquisition Shares) received in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment. Cash payments received in lieu of fractional Acquisition Shares (because the Acquiring Fund does not issue fractional shares) will be taxable for shareholders who hold fractional shares in a taxable account.
Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment adviser to each of the Target Fund and Acquiring Fund. During the period leading up to the Reorganization, the Investment Manager will seek to align the portfolio of the Target Fund with that of the Acquiring Fund. During this time, the Target Fund may not be pursuing its investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time. In addition to the transaction costs associated with this repositioning of the Target Fund's portfolio in connection with the Reorganization, such sell transactions could result in increased taxable distributions to Target Fund shareholders holding shares in a taxable account.
Importantly, in order to buy and sell Acquisition Shares received as a result of the Reorganization, Target Fund shareholders must hold their Target Fund shares through a brokerage account that can hold shares of an ETF. If Target Fund shareholders do not hold their Target Fund shares through a brokerage account that can hold shares of an ETF, the Acquisition Shares received in the Reorganization will be held by a stock transfer agent for up to one year for the benefit of such shareholders until a brokerage account is identified into which the Acquisition Shares can be transferred. If Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within one year of the closing date of the Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the shareholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.
If you hold your Target Fund shares through a fund direct individual retirement account (IRA), including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian, and do not take action prior to the Reorganization, UMB Bank will redeem your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares.
No further action is required for Target Fund shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of an ETF.
Effective October 1, 2025, the following is added as the fourth paragraph under the heading “Additional Investment Strategies and Policies – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” in the “More Information About the Fund” section of the Target Fund Prospectus:
On September 5, 2025, in connection with the approval of the reorganization of the Fund with and into Columbia Research Enhanced Value ETF, the Investment Manager proposed, and the Fund’s Board approved, a voluntary fee waiver effective October 1, 2025 through March 31, 2026, so that the Fund's net operating expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, infrequent and/or unusual expenses, and any expenses related to the reorganization) do not exceed 0.44% for Class A and 0.19% for Class Inst of the Fund.
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Defined terms used in the paragraph above have the meaning ascribed to them in the Target Fund Prospectus, as supplemented. The rest of the section remains the same.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Because the Target Fund will reorganize into the Acquiring Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to the Reorganization Date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Fund and Target Fund carefully before investing. To obtain the Acquiring Fund's current prospectus, shareholder reports and other regulatory filings, or to receive a free copy of the Combined Information Statement/Prospectus, once it is available, contact your financial intermediary or visit columbiathreadneedleus.com. The Combined Information Statement/Prospectus will contain important information about the Target Fund and Acquiring Fund’s investment objective, strategies, risks, fees, expenses, and the Board’s considerations in approving the Reorganization. The Combined Information Statement/Prospectus also will be available for free on the Securities and Exchange Commission’s website (www.sec.gov).
Shareholders should retain this Supplement for future reference.

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